                                                                     EXHIBIT 24

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Director and Senior Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Robert K. Becker
-------------------------
Robert K. Becker
Director and Senior Vice
President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Director and Executive Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Anurag Chandra
-------------------------
Anurag Chandra
Director and Executive
Vice President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Lawrence W. Dahl
-------------------------
Lawrence W. Dahl
Director, President and
Chief Operating Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Director, Senior Vice President, General Counsel and Secretary of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Matthew E. Winter and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Susan L. Lees
-------------------------
Susan L. Lees
Director, Senior Vice
President, General
Counsel and Secretary

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Senior Group Vice President and Controller of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Samuel H. Pilch
-------------------------
Samuel H. Pilch
Senior Group Vice
President and Controller

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Director, Senior Vice President and Chief Financial Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and Matthew
E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ John C. Pintozzi
-------------------------
John C. Pintozzi
Director, Senior Vice
President and Chief
Financial Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned Director, Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Matthew E. Winter
-------------------------
Matthew E. Winter
Director, Chairman of the
Board and
Chief Executive Officer